UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 25, 2013


                              Truewest Corporation
             (Exact Name of Registrant as Specified in Its Charter)

         Nevada                      33-56574                  25-1605848
(State of incorporation)     (Commission File Number)   (IRS Employer ID Number)

                    1600 West Golf Course, Midland, TX 79701
                    (Address of principal executive offices)

                                 (432) 889-4477
                           (Issuer's telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 4.01 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On January 25, 2013, the Board of Directors of the Company was notified by its registered independent certified public accounting firm, S. W. Hatfield, CPA (SWHCPA) of Dallas, Texas that, due to the partner rotation rules and regulations of the U. S. Securities and Exchange Commission and Sarbanes-Oxley Act of 2002, SWHCPA is unable to continue as the Company's auditor and has resigned, effective immediately.

The Company's Board of Directors has accepted the resignation of SWHCPA.

No  accountant's  report on the financial  statements for either of the past two
(2) years contained an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's two most recent fiscal years (ended September 30, 2012 and 2011) and from October 1, 2012 to the date of this Report, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure. For the years ended September 30, 2012 and 2011, and from October 1, 2012 through the date of this report, there were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided SWHCPA with a copy of the foregoing disclosure and requested SWHCPA to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made therein. A copy of SWHCPA's letter dated February 1, 2013 is filed as
Exhibit 16.1 to this Current Report on Form 8-K.

ENGAGEMENT OF GOLDMAN ACCOUNTING SERVICES, CPA, PLLC

On January 28, 2013, the Company's Board of Directors approved the engagement of Goldman Accounting Services, CPA, PLLC of Suffern, NY (Goldman) as the Company's new registered independent public accounting firm to audit the Company's financial statements for the year ended September 31, 2013. Pursuant to SEC Release 34-42266, Goldman will also review the Company's financial statements to be included in Quarterly Reports on Form 10-Q, effective with the quarter ended December 31, 2012.

The Company did not consult with Goldman at any time prior to January 28, 2013, including the Company's two most recent fiscal years ended September 30, 2012 and 2011, and the subsequent interim periods through the date of this Report, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events set forth in Item 304(a)(1)(v) of Regulation S-K.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

16.1     Letter from S. W. Hatfield, CPA

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TRUEWEST CORPORATION


Dated: February 1, 2013                 By: /s/ Glenn A. Little
                                            ------------------------------------
                                            Glenn A. Little
                                            President, Chief Executive Officer,
                                            Chief Financial Officer and Director

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